

AFL-CIO HOUSING INVESTMENT TRUST'S

Green Jobs Initiative

IN SUPPORT OF THE AFL-CIO'S COMMITMENT TO ACTION

"Investment in building retrofits and energy efficiency can make a real difference in the American economy, by creating jobs, growing our industries, improving businesses' bottom lines, reducing our energy bills and consumption, and preserving our planet for future generations."

President Bill Clinton

The AFL-CIO's Commitment to Energy Efficiency and Green Jobs

There is significant potential for the American labor movement to come together with the green movement. With high unemployment a top national concern, organized labor has become engaged in the greening of our nation's buildings, putting people to work while addressing climate change. The unions have good reason to act: the construction industry is still suffering through a Great Depression. The two million construction jobs lost since the start of the recession have not returned, and unemployment in the construction industry is double that of the country as a whole.

In June 2011, the AFL-CIO joined the Clinton Global Initiative's commitment to increasing energy-efficient building retrofits, announcing a major "commitment to action" on infrastructure investment, energy-efficient building retrofits, and job training. To increase profitable, job-creating investments, AFL-CIO President Richard Trumka said the AFL-CIO would work with a variety of parties, including pension funds and their managers, training funds, federal, state and local governments, contractors, financial institutions and nonprofits. The commitment involves: (1) encouraging infrastructure investment of $10 billion over five years by working with business and government to promote infrastructure investment; (2) facilitating investment of at least $150 million by labor affiliated funds in energy-efficient retrofits of commercial, industrial, institutional and public buildings, including soliciting bids for energy-efficient retrofitting of its Washington, DC headquarters; and (3) training 40,000 apprentices in specialty welding and other new green technologies, and providing skill upgrades and certifications for 100,000 mid-career construction workers.

The HIT is partnering with the AFL-CIO in its commitment to energy-efficient building retrofitting and green job creation.



"We can profitably invest significant resources to create jobs and make America more competitive and energy-efficient...America's construction workers need work and want to work. Never in modern times has so much construction work needed to be done."

June 29, 2011

"I urge pension plans to consider increasing participation in the HIT, given its powerful record of job-generating investments."

Richard L. Trumka

PRESIDENT, AFL-CIO

HIT's Green Jobs Initiative by the Numbers

32 projects

$700 million invested

$1.8 billion total development

10,400 union construction jobs

7,100 jobs in the community

Join the HIT in Supporting Green Jobs

The AFL-CIO Housing Investment Trust (HIT) has been engaged in green building for many years, financing energy-efficient building retrofits of existing housing stock since its inception and financing its first LEED-certified building soon after certification began in 2000. These investments have generated jobs for union construction workers while making buildings cleaner, less wasteful, and more sustainable.

The HIT's Green Jobs Initiative, as described in this report, formalizes and expands its existing commitment to creating jobs by funding (1) energy-efficient retrofits of existing buildings and (2) LEED-certified new construction. All investments made through this initiative help the HIT deliver a triple bottom line: competitive returns for its investors, union job creation, and energy efficiency. To date, over 10,400 union construction jobs have been generated on 32 energy retrofit and LEED-certified projects with a total development value of $1.8 billion through the efforts of the HIT and its subsidiary.

In the wake of the financial crisis, developers, investors and managers are more receptive to the added cost of greening buildings as a result of the benefit of reduced expenses over time. The HIT is seeing more opportunities to invest in financing building retrofits and LEED-certified new construction projects. We urge investors and lenders to join us in saving energy, strengthening our housing stock, and putting people back to work.



Ted Chandler
CHIEF OPERATING OFFICER
AFL-CIO HOUSING INVESTMENT TRUST
Spring 2012





Energy Efficiency by the Numbers

$300 annual tenant benefits per unit from comprehensive residential energy retrofits

26% reduction in energy consumption by green buildings

10 direct construction jobs and additional jobs in the community per $1 million invested in comprehensive residential energy retrofits

5.4 million projected increase in jobs from U.S. green construction spending

HIT's Green Jobs Initiative:

Energy-Efficient Retrofits and LEED-Certified New Construction

The HIT's Green Jobs Initiative formalizes and expands its existing commitment to creating union construction jobs and affordable housing. This initiative has two parts: energy-efficient retrofit of existing buildings, and new construction of LEED-certified buildings. Energy efficient features in multifamily rehabilitation and new construction increase affordability through long-term energy savings.

The HIT financed its first LEED-certified building in 2001, soon after the adoption of LEED standards in 2000, and has been funding building retrofits as part of the rehabilitation of the aging housing stock since its inception. These investments have generated thousands of jobs for union construction workers at the same time they made buildings more sustainable and less wasteful.

Under the Green Jobs initiative, the HIT and its subsidiary Building America provide financing for multifamily rehabilitation and construction projects that are designed to meet "green" criteria. Retrofit building projects include public housing, HUD-assisted housing, and other affordable housing such as low-income housing tax credit (LIHTC) projects. New construction projects meet environmental criteria included in various LEED standards.

Fourteen energy building retrofit projects with a total development investment of $560 million are creating over 2,500 union construction jobs in nine cities.

ENERGY RETROFIT PROJECTS

- 14 projects since 2010
- $300 million HIT investment
- $560 million total development investment
- 2,500 union construction jobs

LEED-CERTIFIED PROJECTS

- 18 projects since 2001
- $400 million HIT investment
- $1,250 million total development investment
- 7,900 union construction jobs

Eighteen new construction projects with a total development investment of $1.3 billion have received or are on track to receive LEED certification for their sustainable energy and construction strategies as well as innovative green design in 11 cities.

To date, the HIT has invested more than $700 million in 32 projects through the Green Jobs Initiative. These investments have leveraged total development of more than $1.8 billion and created over 10,400 union construction jobs.

The HIT's investments in these green projects provide attractive returns for HIT investors while also generating union construction jobs, preserving and enhancing the projects' affordability for low- and middle-income residents, and helping reduce the environmental impact and operating costs of residential developments. These lower operating costs help maintain affordability into the future.

New technology and focus on long-term cost savings have changed the way that business is done, spurring interest in green building. The HIT is seeing more opportunities to invest in green buildings as technology has made it more cost competitive and developers, investors and managers see the benefit of reduced expenses over time.

The HIT has a strong pipeline of both energy retrofit and LEED-certified projects. Over $500 million of potential investments in both types of projects represent $900 million of total development, 6,800 units of housing, and more than 2,700 union construction jobs. Given the growing need for energy-efficient retrofits to preserve affordable housing and reduce energy consumption, as well as the need to construct new buildings that conserve energy, this pipeline can be expected to grow over the next decade.

$3.4 billion

Potential Savings from Reduced Energy Use in U.S. Multifamily Sector



10,400

Union Construction Jobs Created

"Union construction trades are uniquely situated to make the HIT's Green Jobs Initiative a success because of their training, skill, and craftsmanship."

Sean McGarvey

PRESIDENT, BUILDING AND CONSTRUCTION TRADES DEPARTMENT, AFL-CIO

HIT Overview

The HIT is an investment-grade fixed income mutual fund that embraces the "triple bottom line" of competitive returns, union job creation, and energy efficiency. Both energy-efficient building retrofits and LEED-certified new construction provide opportunities to purchase attractive securities that help the HIT exceed its benchmark's returns, while creating union construction jobs and affordable and workforce housing.

As one of the earliest practitioners of socially responsible investing, the HIT has a record of more than 45 years of success. The HIT focused on the social benefits of investing before many other investment vehicles. The HIT has been an innovator in financing community investment initiatives, with initiatives in Massachusetts, Chicago, and New York City. Since its inception, union and public employee pension fund investors have endorsed the HIT's responsible investment approach and contributed capital. The HIT's assets have grown from $109 million at the beginning of 1985 to $285 million at the start of 1990, to $3.6 billion at the beginning of 2010, to $4.4 billion today.

Calendar Year Returns as of Year-End


10%
8%
6%
4%
2%
0%
5.08%
4.65%
4.33%
7.14%
6.70%
6.97%
5.68%
5.25%
5.24%
6.73%
6.28%
5.93%
6.62%
6.16%
6.54%
8.34%
7.86%
7.84%
2006
2007
2008
2009
2010
2011
HIT Gross
HIT Net
Barclays Aggregate

For the 1-, 3-, 5-, and 10-year periods ended April 30, 2012, the HIT's net returns were 7.13%, 6.29%, 6.32%, and 5.68%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

The HIT Has a Proven Track Record of Results

Competitive Returns

The HIT has provided its investors with 19 consecutive calendar years of gross returns that beat the market benchmark (Barclays Capital Aggregate Bond Index), with 12 of those on a net basis. The HIT's portfolio, with its focus on government and agency issued, guaranteed, or insured multifamily mortgage-backed securities, is designed to offer superior risk-adjusted returns as these securities generally offer higher yields than securities with similar credit and interest rate risk.

Job Creation

The HIT has created over 71,000 union construction jobs since inception. The direct sourcing of investments for new construction and substantial rehabilitation and a full-time labor relations staff ensure that projects are built with 100% union labor. Since launching its Construction Jobs Initiative in 2009, the HIT has created over 13,100 union construction jobs towards its goal of 15,000 by the end of 2012.

Financing Impact

(Inception through April 30, 2012)

HIT INVESTMENTS	$6.35 billion
TOTAL DEVELOPMENT VALUE	$9.70 billion
UNION CONSTRUCTION JOBS	71,000
UNITS OF HOUSING	102,400
AFFORDABLE HOUSING UNITS	62,800

Low- and Moderate-Income Housing Creation and Renovation

The HIT's investments in new construction and rehabilitation of multifamily developments across the country have created or preserved more than 102,400 housing units, of which over 60% are

affordable to low- and moderate-income families. At a time when the need for affordable housing is increasing, the HIT's investments have rehabilitated or generated 10,500 affordable units under the Construction Jobs Initiative.

Revitalization of Communities

The HIT's investments have leveraged $9.7 billion in development. In addition to creating on-site jobs and providing housing, they are generating jobs in surrounding communities, including jobs for suppliers of goods and services, such as professional services and building supplies. They also create new local tax revenue to save or create jobs in public services such as teachers, police, and firefighters.

Unique Capabilities

The HIT has the scale and expertise to customize financing for nearly any transaction. At $4.4 billion, the HIT has achieved critical mass, and the HIT's multifamily investment staff works with developers, bankers and local officials to structure financing. Over time, the size of the projects financed by the HIT has grown significantly. For example, the HIT's average investment grew by over 90% from $15 to $29 million and total development investment grew by over 150% from $24 to $62 million from the early 2000s to the early 2010s.

19

Consecutive Calendar Years of HIT Gross Returns Exceeding Benchmark


UNION PENSION FUNDS INVEST IN HIT
1
HIT FINANCES DEVELOPMENT PROJECTS THROUGH GUARANTEED SECURITIES
2
CONSTRUCTION SECURITIES PROVIDE COMPETITIVE RETURNS
3
CONSTRUCTION PROJECTS GENERATE GOOD UNION JOBS
4
UNION WORKERS CONTRIBUTE TO PENSION FUNDS
5
THE HIT
Investment Cycle
our vision of sustainable investment

The cycle of sustainable investment begins when union pension plans invest capital in the HIT. This capital allows the HIT to finance multifamily development projects through government/agency credit multifamily new construction and substantial rehabilitation securities, which provide pension plan investors with competitive returns. The projects create good union construction jobs. As workers at the projects earn income, they contribute to their pension plans. The pension plans have more capital to invest in the HIT and the cycle continues.



Energy-Efficient Retrofits

Energy-efficient retrofits of residential buildings create jobs and have broad economic impacts, according to a number of studies. Two studies employing rigorous methodologies estimate that approximately 10 jobs are created per million dollars of comprehensive energy retrofits in multifamily buildings. While the multifamily sector as a whole has not widely utilized the savings possible from energy retrofits, cost-effective upgrades of multifamily housing have the potential to produce savings of almost $3.4 billion a year, the American Council for an Energy-Efficient Economy reports.

Energy-efficient retrofits can be particularly effective for ensuring the viability of the nation's affordable housing stock. The demand for affordable housing is growing faster than the supply, and much of the existing stock is lost every year due to age and deterioration or conversion to market-rate residences. As the gap between supply and demand increases, it is essential to maintain and upgrade the existing housing stock. Retrofits generate significant operating savings that can be reinvested into the buildings, supporting future operations and/or capital improvements.

The HIT expects a strong demand over the next decade for retrofits of affordable housing. Aging multifamily projects will need substantial rehabilitation – nearly 60% of the country's apartments were built in the 1960s, 70s, and 80s. In addition, the majority of public housing developments are over 20 years old and are excellent candidates for renovations to refurbish the units and increase their energy efficiency. Older residential buildings are disproportionately responsible for greenhouse gas emissions. One study found that buildings built before 1980 are responsible for approximately 70% of building emissions, and buildings built before 1960 are responsible for almost 40%. Further, the number of Low Income Housing Tax Credit units eligible to refinance and receive new credits is projected to grow from 90,000 in 2012 to over 130,000 by 2020. To qualify for these new credits, buyers and owners of these projects frequently decide to spend the money raised from the new credits on energy-efficient upgrades.

Lawndale Terrace Apartments

Chicago

This $18.7 million project is the substantial renovation of two aging Section 8 properties, Lawndale Terrace and Plaza Court Apartments, in Chicago's North Lawndale community. Built in the early 1980s and occupying multiple sites, these two developments are being consolidated into one property with 198 affordable units. Lawndale Terrace consists of a 13-story tower and six townhome buildings with a total of 150 units. Plaza Court has 48 townhome style units in 12 two-story buildings.

The HIT is providing financing for the project by purchasing an $11.9 million Ginnie Mae mortgage-backed security.

North Lawndale is one of the older communities that Chicago has targeted for redevelopment and revitalization. The renovations at Lawndale Terrace and Plaza Court Apartments will help preserve affordable housing in North Lawndale while improving the quality of life for residents. The work will include removal and replacement of cracked exterior surfaces with a new drainable exterior insulation finishing system, window replacement, and replacement of some roofs. This on-site renovation work is creating an estimated 90 union construction jobs.

$300 million

Investments in
Energy Retrofit Projects



"We are proud that union pension capital is bringing good union jobs, affordable housing, and economic development to our city through this investment by the AFL-CIO Housing Investment Trust."

Jorge Ramirez
PRESIDENT, CHICAGO FEDERATION OF LABOR

Penn South Cooperative

New York

The HIT is helping refinance and rehabilitate the historic Penn South Cooperative in midtown Manhattan. The 10-building, 2,820-unit residential development also includes schools, retail and commercial services. The HIT funding supports the replacement of heating, ventilation and air conditioning and remediation of asbestos from the walls. It is also enabling restructuring of existing debt to maintain affordability.

The HIT is providing $134 million for the $151 million project through the purchase of a Fannie Mae mortgage-backed security. The New York City Housing Development Corporation and Housing Preservation Department are providing subordinate loans. The HIT is also helping to sustain a vital community that is home to thousands of working people and retirees, many of whom are active and retired union members. The debt terms maintain affordability at this limited equity co-op, where over 60% of the residents are older than 65. On-site construction work is expected to generate approximately 600 union construction jobs. Penn South's property management staff is represented by OPEIU Local 153 while the janitors and porters belong to SEIU Local 32BJ.


NuCare

2,500

Union Construction Jobs on Energy Retrofit Projects

> **"We are very proud to be involved in this project that has a strong connection to labor history here in New York and is home to so many working families and retirees. This work will put hundreds of union construction workers back on the job earning a family-supporting wage."**
>
> **Gary LaBarbera**
> PRESIDENT, BUILDING AND CONSTRUCTION TRADES COUNCIL OF GREATER NEW YORK



Franklin Park Apartments

Boston

This project enabled a comprehensive rehabilitation of the aging property, including significant weatherization and energy efficiency improvements. The 220 scattered-site residential units and four commercial storefronts are located in Dorchester and Roxbury. They were built in the early 1900s and redeveloped in 1974 by the Commonwealth of Massachusetts to help meet the housing needs of low- and middle-income families. Over 70% of the units are occupied by low-income families earning less than 50% of area median income (AMI) and receiving Section 8 rental assistance. Families occupying the other units earn less than 60% of the AMI. To help finance the $34 million rehabilitation project, the HIT customized the purchase of $25.7 million in bonds issued by MassHousing. Rehabilitation work was expected to create over 190 union construction jobs.



"I was in a shelter [before moving to Franklin Park]**. I went from shelter to shelter to shelter** [and] **I have asthma and my two kids. I like the apartment. It's lovely. I like the neighborhood. I love that we have a park in front."**

Glenda Morales
RESIDENT

$560 million
Total Energy Retrofit Development Investment

14
Energy Retrofit Projects



LEED-Certified New Construction

LEED certification provides independent, third-party verification that a building, home or community was designed and built using strategies aimed at achieving high performance in sustainable site development, water savings, energy efficiency, materials selection and indoor environmental quality. New construction that incorporates LEED standards also has a positive economic impact by creating on-site jobs for construction workers and additional jobs in the surrounding community.

A study by Booz Allen Hamilton prepared for the U.S. Green Building Council, which develops the LEED standards, found significant job creation, energy savings, and environmental benefits associated with construction of LEED-certified buildings. The study netted the spending generated by green construction against the savings from reduced energy, water, trash, and operating expenditures. For LEED-certified buildings (residential and non-residential), construction employment was projected to increase by over 250,000 jobs by 2013.

The HIT expects increased demand for multifamily housing projects that meet LEED standards over the next decade as developers, managers, and investors seek to construct buildings that decrease energy and water consumption, lower operating expenses, increase affordability, and have less impact on the environment.



Arc Light Co.

San Francisco

The Arc Light Co. project is a $48 million conversion of a historic commercial building in San Francisco's South Beach neighborhood into a multifamily development that will offer 94 housing units, 20% of which will be reserved for lower income households. There will also be underground parking, retail space, and a day-care facility. The project's innovative design combines the existing brick structure with a new five-story concrete building. The site of the future Arc Light Co. residences is the Arc Light Company Station building, which has been used for various industrial and commercial purposes. The HIT is financing the construction through the purchase of a $32.5 million FHA insured, tax-exempt bond issued by the Association of Bay Area Governments. The project qualifies for historic tax credits as well as Low Income Housing Tax Credits. The project reflects South Beach's continuing transition from a largely industrial area to a more residential and retail oriented community. With its many green features, Arc Light is expected to become San Francisco's first LEED Gold-Certified residential project. Work on the project is expected to generate over 275 union construction jobs.

"The HIT's investment here helped assure that the project would be all-union at a time when there has been little residential construction and our members really need the work."

Mike Theriault
SECRETARY-TREASURER, SAN FRANCISCO BUILDING AND CONSTRUCTION TRADES COUNCIL

$400 million
Investment in
LEED-Certified Projects

Old Colony

Boston

The HIT worked with MassHousing to invest $26.7 million in the substantial redevelopment of one of Boston's most distressed public housing sites, Old Colony in South Boston. Seven aging buildings were razed during the $56.8 million first phase and replaced with a mid-rise structure and four clusters of town homes that provide 116 units of housing for low-income tenants and a new community center. This long-term revitalization project is being carried out by the Boston Housing Authority (BHA) and MassHousing.

The Old Colony project helps preserve and renovate affordable housing, including replacing aged infrastructure with energy-efficient systems to reduce operating costs and improve the quality of life. The U.S. Department of Housing and Urban Development awarded a $22 million stimulus grant to the BHA for the project under a national competition that promotes "green" public housing communities. The project will meet the following criteria: Enterprise Green Community Criteria; LEED for Homes – midrise and townhomes; LEED for New Construction – community building; and LEED for Neighborhood Development. The residential buildings and Learning Center are on track to achieve LEED Platinum and Gold certification, respectively. The first phase generated approximately 320 union construction jobs.



18

LEED-Certified Projects

"The HIT's investment in Old Colony was instrumental in creating new, affordable and environmentally sustainable housing for the South Boston community. The union pension capital HIT contributed to our partnership helped make this beautiful, union-built, efficient and green housing a reality."

Bill McGonagle
ADMINISTRATOR, BOSTON HOUSING AUTHORITY



The Laurel

St. Louis

The Laurel project is the $175 million conversion of a historic building in downtown St. Louis into a new mixed-use facility that will serve as a cornerstone for the city's downtown redevelopment efforts. The project involved the substantial rehabilitation of the vacant Dillard's department store located on Washington Avenue in the central business district. The HIT provided $45 million in financing through the purchase of a Ginnie Mae mortgage-backed security for the project's residential component, which features the conversion of 61% of the building into 205 units of rental housing. The residential area also includes ground floor retail space, 350 interior parking spaces, and a 10,000 square-foot interior atrium. The developer is seeking LEED Silver certification. Work on The Laurel generated more than 1,300 union construction jobs. The HIT's investments in The Laurel and another downtown project, the Park Pacific, are part of over $500 million of construction on six major reconstruction projects in St. Louis.

"This job means a lot. Work's been really slow. I live in the city myself, so seeing money dropped into this area means a lot to me and the rest of my guys that work for me, too."

Steve Giltner
SPRINKLER FITTERS, LOCAL 268

7,900
Union Construction Jobs on LEED-Certified Projects

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units' net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing directors below or Marketing Coordinator Julissa Servello at (202) 467-2544 or jservello@aflcio-hit.com, if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.

Director of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Paul Sommers

Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Paul Barrett

Regional Marketing Director
New England Accounts
(508) 397-9750
pbarrett@aflcio-hit.com

Emily Johnstone

Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

HIT's Green Jobs Initiative

BUILDING RETROFIT PROJECTS – BRONZEVILLE SENIOR APARTMENTS, CHICAGO, IL – **112 JOBS** ▪ COUNCIL TOWER SENIOR APARTMENTS, ST. LOUIS, MO – **214 JOBS** ▪ FRANKLIN PARK APARTMENTS, BOSTON, MA – **192 JOBS** ▪ HAZEL WINTHROP APARTMENTS, CHICAGO, IL – **37 JOBS** ▪ HOLY INFANT & ST. JOSEPH APARTMENTS, SHREWSBURY, MO – **75 JOBS** ▪ LAWNDALE TERRACE AND PLAZA COURT APARTMENTS, CHICAGO, IL – **92 JOBS** ▪ MAYFIELD MANOR I, CANTON, OH – **100 JOBS** ▪ PENN SOUTH A, NEW YORK, NY – **610 JOBS** ▪ REGENCY TOWER, NEW BEDFORD, MA – **176 JOBS** ▪ RIVERSIDE PLAZA APARTMENTS, MINNEAPOLIS, MN – **636 JOBS** ▪ THE BAY VIEW, NEW YORK, NY – **67 JOBS** ▪ THE BOULEVARD, NEW YORK, NY – **73 JOBS** ▪ THE STAPLETON, NEW YORK, NY – **37 JOBS** ▪ YORKDALE TERRACE TOWNHOMES, EDINA, MN – **137 JOBS** LEED-CERTIFIED PROJECTS – 225 CENTRE STREET, BOSTON, MA – **300 JOBS** ▪ ARC LIGHT APARTMENTS, SAN FRANCISCO, CA – **276 JOBS** ▪ CARRUTH - ASHMONT TRANSIT ORIENTED DEVELOPMENT, BOSTON,

> **"The potential creation of millions of green jobs represents a way to stimulate economic recovery while promoting environmental sustainability and reducing the nation's dependence on foreign oil."**
>
> Mark H. Ayers, 1949-2012
>
> PRESIDENT OF THE BUILDING AND CONSTRUCTION TRADES DEPARTMENT, AFL-CIO, 2007-2012
> A DRIVING FORCE BEHIND HIT'S GREEN JOBS INITIATIVE

MA – **303 JOBS** ▪ CHARLESVIEW APARTMENTS, BOSTON, MA – **858 JOBS** ▪ CUNY GRADUATE CENTER HOUSING, NEW YORK, NY – **166 JOBS** ▪ ELIZABETH SETON PEDIATRIC CENTER, YONKERS, NY – **804 JOBS** ▪ EXCELSIOR & GRAND APARTMENTS, ST. LOUIS PARK, MN – **371 JOBS** ▪ INVER GLEN SENIOR HOUSING, INVER GROVE HEIGHTS, MN – **113 JOBS** ▪ MAC MAHON CENTER (BUILDING AMERICA), JERSEY CITY, NJ – **312 JOBS** ▪ MASSACHUSETTS GREEN HIGH PERFORMANCE COMPUTING CENTER (BUILDING AMERICA), HOLYOKE, MA – **537 JOBS** ▪ MAVERICK GARDENS III, BOSTON, MA – **180 JOBS** ▪ OLD COLONY REDEVELOPMENT, BOSTON, MA – **321 JOBS** ▪ PASEO VERDE (BUILDING AMERICA), PHILADELPHIA, PA – **307 JOBS** ▪ POTRERO LAUNCH APARTMENTS, SAN FRANCISCO, CA –**463 JOBS** ▪ QUEENS FAMILY COURTHOUSE, QUEENS, NY – **1,052 JOBS** ▪ SOLHEM APARTMENTS, MINNEAPOLIS, MN – **84 JOBS** ▪ THE LAUREL, ST. LOUIS, MO – **1,333 JOBS** ▪ WASHINGTON BEECH, BOSTON, MA – **144 JOBS**

NATIONAL OFFICES

National Office
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC 20037
202.331.8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas
Suite 210
New York, NY 10020
212.554.2750

New England Regional Office
Thomas O'Malley, Director
Ten Post Office Square
Suite 800
Boston, MA 02109
617.850.9071

Western Regional Office
Liz Diamond, Director
101 California Street
Suite 2450
San Francisco, CA 94111
415.433.3044

Gulf Coast Office
935 Gravier Street
Suite 640
New Orleans, LA 70112
504.293.4555

LEADERSHIP

Stephen Coyle
Chief Executive Officer

Ted Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President and
Chief Portfolio Manager

Saul A. Schapiro
General Counsel

Union Bug

AFL-CIO Housing Investment Trust engaged a printer for the production of this report that is 100% wind powered, carbon neutral, an EPA Green Power Partner and EPA Climate Leader, and employs qualified union craftsmen. It was printed on FSC certified paper using vegetable-based inks.